                                                                    EXHIBIT:10.2

                                                                [EXECUTION COPY]

                                 AMENDMENT NO. 2

                 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

          THIS AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of April 17, 2002, is made among Cogent Communications, Inc., a Delaware corporation ("Borrower"), Cogent Internet, Inc., a Delaware corporation ("Additional Borrower"), Cogent Communications Group, Inc., a Delaware corporation ("Holdings"), and Cisco Systems Capital Corporation, a Nevada corporation ("Lender" or "Agent").

          WHEREAS, Borrower, Additional Borrower, Agent and the several financial institutions from time to time party thereto ("Lenders") entered into a Second Amended and Restated Credit Agreement dated as of October 24, 2001, as amended by that certain Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of February 4, 2002 (as amended, the "Credit Agreement");

          WHEREAS, PN Acquisition Corp., a Delaware corporation ("PN Acquisition"), a wholly owned subsidiary of Borrower, proposes to acquire certain assets of PSINet, Inc. ("PSINet") pursuant to an asset sale under
Section 363 of the Bankruptcy Code (the "Asset Purchase Transaction"); and

          WHEREAS, in connection with the proposed Asset Purchase Transaction, Borrower, Additional Borrower, Holdings and Agent desire, in accordance with
Section 8.1 of the Credit Agreement, to amend the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows

          SECTION 1  DEFINITIONS; INTERPRETATION.

          (a) TERMS DEFINED IN CREDIT AGREEMENT. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          (b) INTERPRETATION. The rules of interpretation set forth in Section
1.2 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

          SECTION 2  AMENDMENTS TO THE CREDIT AGREEMENT.

          (a) AMENDMENTS. The Credit Agreement and the Schedule shall be amended as follows, effective as of the date of satisfaction of the conditions set forth in Section 4 (the "Effective Date"):

                                       1.

          (i) Section 1.1 of the Credit Agreement is hereby amended as follows:

          (A) The definition of "Permitted Transactions" is hereby amended by adding the following after the end of the last sentence:

          Notwithstanding anything to the contrary contained herein, the transactions (the "Asset Purchase Transaction") described in the PSINet Asset Purchase Documents shall constitute Permitted Transactions hereunder.

          (B) The following new definitions are added to this Section:

          "PN ACQUISITION" means PN Acquisition Corp., a Delaware corporation, and a wholly owned subsidiary of Holdings.

          "PSINET" means PSINet, Inc., a New York corporation.

          "PSINET ASSET PURCHASE AGREEMENT" means the Asset Purchase Agreement dated as of February 26, 2002, among PSINet, PN Acquisition, and the other parties named thereto.

          "PSINET ASSET PURCHASE DOCUMENTS" means the PSINet Purchase Agreement and all documents and agreements entered into in connection therewith.

          (ii) Section 5.1(r) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          (r)   FINANCIAL COVENANTS.

          (i) LEVERAGE RATIO. On a consolidated basis, Holdings and its Subsidiaries shall not, as of the last day of any fiscal quarter, permit its ratio of Consolidated Funded Debt to EBITDA (measured on a rolling four quarter basis for the four fiscal quarters ended as of each quarterly period set forth below) to be greater than the ratios indicated below:

               QUARTERLY PERIOD ENDING                   REQUIRED RATIO
               March 31, 2002                                  N/A
               June 30, 2002                                   N/A
               September 30, 2002                              N/A
               December 31, 2002                               N/A
               March 31, 2003                                  N/A
               June 30, 2003                                   N/A
               September 30, 2003                              N/A
               December 31, 2003                              11.6:1

                                       2.

               QUARTERLY PERIOD ENDING                    REQUIRED RATIO
               March 31, 2004                                 6.5:1
               June 30, 2004                                  4.3:1
               September 30, 2004                             3.2:1
               December 31, 2004                              2.6:1
               March 31, 2005                                 2.2:1
               June 30, 2005                                  2.0:1
               September 30, 2005                             2.2:1
               December 31, 2005                              2.4:1
               March 31, 2006                                 2.7:1
               June 30, 2006                                  2.7:1
               September 30, 2006                             2.5:1
               December 31, 2006                              2.2:1
               March 31, 2007                                 2.0:1
               June 30, 2007                                  1.8:1
               September 30, 2007                             0.9:1
               December 31, 2007                              0.8:1
               March 31, 2008                                 0.6:1
               Thereafter                                     0.6:1

          (ii) MINIMUM TOTAL REVENUES. On a consolidated basis, Holdings and its Subsidiaries shall not fail to maintain total monthly or total annualized quarterly revenues of Holdings and its Subsidiaries, for each monthly or quarterly period, as applicable, set forth below, of not less than the correlative amount indicated (it being understood that with respect to any quarterly period, annualized revenues shall be equal to revenues for such quarterly period, multiplied by four):

               MONTHLY PERIOD ENDING
               (EXCLUDING REVENUE
               FROM PSINET RELATED ASSETS)               REQUIRED AMOUNT
               March 31, 2002                             $   1,200,000
               April 30, 2002                             $   1,500,000
               May 31, 2002                               $   1,900,000
               June 30. 2002                              $   2,200,000
               July 31, 2002                              $   2,600,000
               August 31. 2002                            $   3,100,000
               September 30, 2002                         $   3,700,000

                                       3.


               MONTHLY PERIOD ENDING
               (INCLUDING REVENUE FROM
               PSINET RELATED ASSETS)                    REQUIRED AMOUNT
               March 31, 2002                             $   1,200,000
               April 30, 2002                             $   4,400,000
               May 31, 2002                               $   4,500,000
               June 30, 2002                              $   4,400,000
               July 31, 2002                              $   4,700,000
               August 31, 2002                            $   5,200,000
               September 30, 2002                         $   5,600,000

               QUARTERLY PERIOD ENDING             REQUIRED ANNUALIZED AMOUNT
               December 31, 2002                          $  90,500,000
               March 31, 2003                             $ 109,300,000
               June 30, 2003                              $ 142,700,000
               September 30, 2003                         $ 182,000,000
               December 31, 2003                          $ 228,000,000
               March 31, 2004                             $ 280,300,000
               June 30, 2004                              $ 335,400,000
               September 30, 2004                         $ 393,200,000
               December 31, 2004                          $ 453,500,000
               March 31, 2005                             $ 443,300,000
               June 30, 2005                              $ 494,600,000
               September 30, 2005                         $ 549,000,000
               December 31, 2005                          $ 606,100,000
               March 31, 2006                             $ 564,900,000
               June 30, 2006                              $ 601,300,000
               September 30, 2006                         $ 641,000,000
               December 31, 2006                          $ 681,400,000
               March 31, 2007                             $ 620,100,000
               June 30, 2007                              $ 652,900,000
               September 30, 2007                         $ 689,100,000
               December 31, 2007                          $ 725,800,000
               March 31, 2008                             $ 654,900,000
               Thereafter                                 $ 654,900,000

          (iii) MINIMUM EBITDA. On a consolidated basis, Holdings and its Subsidiaries shall not fail to maintain EBITDA for each monthly or annualized quarterly period, as applicable, ended as of the last day of each monthly or quarterly period, as applicable, set forth below of not less than the correlative amount indicated (bracketed amounts (LESS THAN GREATER THAN) are negative), it being understood that with respect to any quarterly period, annualized revenues shall be equal to revenues for such quarterly period, multiplied by four:

                                       4.

               MONTHLY PERIOD ENDING                      REQUIRED AMOUNT
               March 31, 2002                             $   (4,100,000)
               April 30, 2002                             $   (5,000,000)
               May 31, 2002                               $   (7,100,000)
               June 30, 2002                              $   (4,200,000)
               July 31, 2002                              $   (3,200,000)
               August 31, 2002                            $   (2,600,000)
               September 30, 2002                         $   (2,300,000)

               QUARTERLY PERIOD ENDING                    REQUIRED AMOUNT
               December 31, 2002                          $  (40,800,000)
               March 31, 2003                             $  (26,300,000)
               June 30, 2003                              $   (3,700,000)
               September 30, 2003                         $   17,300,000
               December 31, 2003                          $   45,100,000
               March 31, 2004                             $   79,500,000
               June 30, 2004                              $  119,200,000
               September 30, 2004                         $  161,300,000
               December 31, 2004                          $  208,400,000
               March 31, 2005                             $  241,500,000
               June 30, 2005                              $  251,700,000
               September 30, 2005                         $  230,200,000
               December 31, 2005                          $  209,400,000
               March 31, 2006                             $  176,500,000
               June 30, 2006                              $  167,900,000
               September 30, 2006                         $  172,100,000
               December 31, 2006                          $  178,000,000
               March 31, 2007                             $  179,900,000
               June 30, 2007                              $  184,700,000
               September 30, 2007                         $  186,000,000
               December 31, 2007                          $  174,700,000
               March 31, 2008                             $  176,000,000
               Thereafter                                 $  176,000,000

          (iv) INTEREST COVERAGE RATIO. On a consolidated basis, Holdings and its Subsidiaries shall not permit the ratio of EBITDA to Interest Expense (measured on a rolling four quarter basis for the four fiscal quarters ended on the last day of each quarterly period set forth below) for each quarterly period set forth below to be less than the ratio set forth below (determined as of the end of the quarterly period set forth below):

                                       5.

               QUARTERLY PERIOD ENDING                     REQUIRED RATIO
               March 31, 2002                                   N/A
               June 30, 2002                                    N/A
               September 30, 2002                               N/A
               December 31, 2002                                N/A
               March 31, 2003                                   N/A
               June 30, 2003                                    N/A
               September 30, 2003                              0.3:1
               December 31, 2003                               0.9:1
               March 31, 2004                                  1.6:1
               June 30, 2004                                   2.4:1
               September 30, 2004                              3.3:1
               December 31, 2004                               4.2:1
               March 31, 2005                                  3.9:1
               June 30, 2005                                   3.2:1
               September 30, 2005                              2.5:1
               December 31, 2005                               1.9:1
               March 31, 2006                                  1.4:1
               June 30, 2006                                   1.2:1
               September 30, 2006                              1.1:1
               December 31, 2006                               1.0:1
               March 31, 2007                                  1.0:1
               June 30, 2007                                   1.0:1
               September 30, 2007                              1.0:1
               December 31, 2007                               1.1:1
               March 31, 2008                                  1.2:1
               Thereafter                                      1.2:1

          (v) MAXIMUM FUNDED DEBT TO CAPITALIZATION. On a consolidated basis, Holdings and its Subsidiaries shall not permit the ratio of Consolidated Funded Debt to Capitalization to exceed the percentage amount set forth below (determined as of the end of the quarterly period set forth below):

               QUARTERLY PERIOD ENDING                       PERCENTAGE
               March 30, 2002                                   N/A
               June 30, 2002                                    N/A
               September 30, 2002                               71%
               December 31, 2002                                71%
               March 31, 2003                                   71%

                                       6.

               QUARTERLY PERIOD ENDING                       PERCENTAGE
               June 30, 2003                                    71%
               September 30, 2003                               71%
               December 31, 2003                                71%
               March 31, 2004                                   71%
               June 30, 2004                                    72%
               September 30, 2004                               73%
               December 31, 2004                                73%
               March 31, 2005                                   73%
               June 30, 2005                                    73%
               September 30, 2005                               73%
               December 31, 2005                                72%
               March 31, 2006                                   71%
               June 30, 2006                                    70%
               September 30, 2006                               68%
               December 31, 2006                                68%
               March 31, 2007                                   65%
               June 30, 2007                                    62%
               September 30, 2007                               50%
               December 31, 2007                                50%
               March 31, 2008                                   50%
               Thereafter                                       50%

          (vi) MINIMUM CUSTOMERS. The number of revenue generating customers of Holdings and its Subsidiaries (treating each office location of a Person purchasing services from Holdings or any Subsidiary to be a separate customer to the extent such office locations are in separate buildings) as of the end of the monthly or quarterly period set forth below shall not be less than the number listed opposite such period:

               MONTHLY PERIOD                                  NUMBER
               March 31, 2002                                    392
               April 30, 2002                                    498
               May 31, 2002                                      614
               June 30, 2002                                     745
               July 31, 2002                                     920
               August 31, 2002                                 1,107
               September 30, 2002                              1,311

                                       7.

               QUARTERLY PERIOD                               NUMBER
               December 31, 2002                               1,970
               March 31, 2003                                  2,809
               June 30, 2003                                   3,674
               September 30, 2003                              4,615
               December 31, 2003                               5,682
               March 31, 2004                                  7,054
               June 30, 2004                                   8,322
               September 30, 2004                              9,578
               December 31, 2004                              10,806
               March 31, 2005                                 11,977
               June 30, 2005                                  13,058
               September 30, 2005                             14,113
               December 31, 2005                              15,174
               March 31, 2006                                 16,245
               June 30, 2006                                  17,326
               September 30, 2006                             18,418
               December 31, 2006                              19,515
               March 31, 2007                                 20,635
               June 30, 2007                                  21,757
               September 30, 2007                             22,889
               December 31, 2007                              24,022
               March 31, 2008                                 25,168
               Thereafter                                     25,168

          (vii) MINIMUM CASH RESERVES. On a consolidated basis, Holdings and its Subsidiaries shall maintain as of the last day of each monthly or quarterly period, as applicable, Minimum Cash Reserves not less than the amount listed opposite such date below:

               DATE                                           NUMBER
               March 31, 2002                             $  68,200,000
               April 30, 2002                             $  55,800,000
               May 31, 2002                               $  42,000,000
               June 30, 2002                              $  35,800,000
               July 31, 2002                              $  30,700,000
               August 31, 2002                            $  26,400,000
               September 30, 2002                         $  22,400,000
               December 31, 2002                          $  37,200,000
               March 31, 2003                             $  26,700,000

                                       8.

               DATE                                           NUMBER
               June 30, 2003                              $  17,900,000
               September 30, 2003                         $  20,400,000
               December 31, 2003                          $  26,300,000
               March 31, 2004                             $  42,300,000
               June 30, 2004                              $  69,600,000
               September 30, 2004                         $ 112,000,000
               December 31, 2004                          $ 144,500,000
               March 31, 2005                             $ 164,600,000
               June 30, 2005                              $ 171,300,000
               September 30, 2005                         $ 192,400,000
               December 31, 2005                          $ 220,000,000
               March 31, 2006                             $ 233,500,000
               June 30, 2006                              $ 243,700,000
               September 30, 2006                         $ 257,400,000
               December 31, 2006                          $ 277,700,000
               March 31, 2007                             $ 299,400,000
               June 30, 2007                              $ 205,000,000
               September 30, 2007                         $ 222,900,000
               December 31, 2007                          $ 244,700,000
               Thereafter                                 $ 280,600,000

          (viii) MINIMUM NODES ON NET. The number of nodes connected to the network maintained by Holdings and its Subsidiaries as of any date listed below shall not be less than the number listed opposite such monthly or quarterly period set forth below:

               MONTHLY PERIOD                                 NUMBER
               March 31, 2002                                   207
               April 30, 2002                                   230
               May 31, 2002                                     252
               June 30, 2002                                    275
               July 31, 2002                                    288
               August 31, 2002                                  302
               September 30, 2002                               316
               QUARTERLY PERIOD                               NUMBER
               December 31, 2002                                388
               March 31, 2003                                   472
               June 30, 2003                                    556
               September 30, 2003                               640

                                       9.

               December 31, 2003                                724
               March 31, 2004                                   820
               June 30, 2004                                    916
               September 30, 2004                             1,012
               December 31, 2004                              1,108
               March 31, 2005                                 1,204
               June 30, 2005                                  1,300
               September 30, 2005                             1,396
               December 31, 2005                              1,492
               March 31, 2006                                 1,588
               June 30, 2006                                  1,684
               September 30, 2006                             1,780
               December 31, 2006                              1,876
               March 31, 2007                                 1,972
               June 30, 2007                                  2,068
               September 30, 2007                             2,164
               December 31, 2007                              2,260
               March 31, 2008                                 2,356
               Thereafter                                     2,356

          (ix) MAXIMUM CAPITAL EXPENDITURES. On a consolidated basis, Holdings and its Subsidiaries shall not make any expenditures for fixed or capital assets on an annual basis in excess of the amount listed below (determined as of the end of the annual period set forth below):

               DATE                                       ANNUAL AMOUNT
               December 31, 2002                          $  72,100,000
               December 31, 2003                          $  94,700,000
               December 31, 2004                          $ 108,300,000
               December 31, 2005                          $ 115,200,000
               December 31, 2006                          $  83,400,000
               December 31, 2007                          $  77,600,000
               Thereafter                                 $  77,600,000

          As used in this subsection (r), the following terms shall have the following meanings: "Capitalization" means, on any date, the sum of (i) Consolidated Funded Debt, and (ii) the sum of common and preferred equity, including without duplication capital stock plus paid in capital of Holdings and its Subsidiaries on such date, on a

                                       10.

          consolidated basis and as determined in accordance with, GAAP; "Consolidated Funded Debt" means, as of any date of determination, all Indebtedness of Holdings and its Subsidiaries on such date, on a consolidated basis and as determined in accordance with GAAP; "EBITDA" means, for any period with respect to Holdings and its Subsidiaries, net income (excluding extraordinary items), plus (except to the extent attributable to extraordinary items) the amount of any interest, taxes, depreciation, amortization and other non-cash charges deducted in determining such net income, all of the foregoing as determined on a consolidated basis for Holdings and its Subsidiaries, determined in conformity with GAAP; "Interest Expense" means, for any period with respect to Holdings and its Subsidiaries, the amount of interest expense, both expensed and capitalized (including the portion of any payments in respect of any capital leases allocable to interest expense), on a consolidated basis, as determined in accordance with GAAP, paid or payable during such period in respect of any Indebtedness of Holdings and its Subsidiaries; and "Minimum Cash Reserves" means unrestricted (i) cash, (ii) marketable, direct obligations of the United States of America, its agencies and instrumentalities maturing within three hundred sixty-five
          (365) days of the date of purchase, (iii) commercial paper issued by corporations, each of which shall have a combined net worth of at least $100,000,000 and each of which conducts a substantial part of its business in the United States of America, maturing within two hundred seventy (270) days from the date of the original issue thereof, and rated "P-1" or better by Moody's Investors Service, Inc., or "A-1" or better by Standard and Poor's Ratings Group, and (iv) repurchase agreements, bankers' acceptances, and certificates of deposit maturing within three hundred sixty-five (365) days of the date of purchase which are issued by, or time deposits maintained with, a United States national bank the deposits of which are insured by the Federal Deposit Insurance Corporation and having capital, surplus and undivided profits totaling more than $100,000,000 and rated "A" or better by Moody's Investors Service, Inc. or Standard and Poor's Ratings Group, of Borrower and its wholly-owned Subsidiaries. Notwithstanding anything in this Section 5.1(r) to the contrary, any Indebtedness or any Interest Expense thereon accruing or becoming due during the Permitted Period resulting from Permitted Purchases shall not be included by Holdings in determining compliance with the financial covenants set forth in this Section 5.1(r). Notwithstanding any provision to the contrary contained herein, if Holdings and its Subsidiaries fail to comply with any of the financial covenants set forth in this Section 5.1(r) prior to the period ending September 30, 2002, such non-compliance shall not constitute an Event of Default

                                       11.

          hereunder, but neither Agent nor any other Lender shall have any obligation to make any Loans to Borrower (other than Tranche X Loans (as defined in the Schedule), which shall continue to be available to Borrower), until Holdings and its Subsidiaries shall have complied with all of the monthly financial covenants set forth in this Section 5.1(r) for a subsequent month during the period prior to and including the period ending September 30, 2002. On and after September 30, 2002, any non-compliance with any of the financial covenants shall constitute an Event of Default hereunder.

          (iii) Subsections (i), (ii) and (iii) of Section 1(a) of the Schedule to the Credit Agreement are hereby deleted in their entirety and replaced with the following:

          (i) (A) Up to $145,000,000 ("Tranche Al") shall be available from the Original Closing Date to the Closing Date, (B) up to $40,000,000, ("Tranche A2"), shall be available from the Closing Date until September 30, 2002 (the "Tranche 2 Availability Termination Date"), and (C) up to $85,000,000, PLUS any unused portion of Tranche A2 (the aggregate of such amounts, "Tranche A3"), shall be available from the first Banking Day following the Tranche 2 Availability Termination Date (the "Tranche A3 Commencement Date") until December 31, 2004 (the "Tranche 3 Availability Termination Date"); and

          (ii) (A) Up to $29,000,000 ("Tranche B1") shall be available from the Original Closing Date to the Closing Date, and (B) up to $35,000,000, ("Tranche B3"), shall be available from the first Banking Day following the Tranche 2 Availability Termination Date to the Tranche 3 Availability Termination Date; and

          (iii) (A) Up to $20,000,000 ("Tranche X2") shall be available from the Closing Date until the Tranche 2 Availability Termination Date, and (B) up to $55,000,000 ("Tranche X3") shall be available from the Tranche A3 Commencement Date until December 31, 2005 (the "Tranche X Availability Termination Date"); PROVIDED, however, that in the event that after the Closing Date one or more investors shall have made cash equity contributions to Borrower and Holdings in an aggregate amount together in excess of $300,000,000, the then unused portion of Tranche X shall be reduced by fifty percent (50%) of the amount by which the aggregate amount of such cash equity contributions exceeds $250,000,000.

          (iv) Subsection (iii) of Section 1(i) of the Schedule to the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                                       12.

          (iii) CONDITIONS PRECEDENT TO TRANCHE 3: Loans under Tranche 3 shall not be available unless Borrower has provided Agent with reasonably satisfactory evidence that the business plan of Borrower is "fully funded" (as described below). For purposes of this Agreement, Borrower's business plan shall be deemed "fully funded" if, on September 30, 2002, Borrower maintains (x) Minimum Cash Reserves equal to or greater than $22,400,000, and (y) minimum annualized EBITDA equal to or greater than ($44,700,000).

          (b) REFERENCES WITHIN CREDIT AGREEMENT. Each reference in the Credit Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

          SECTION 3 CONDITIONS OF EFFECTIVENESS. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

          (a) FEES AND EXPENSES. Borrower shall have paid all invoiced costs and expenses then due in accordance with Section 5(c) below.

          (b) LOAN DOCUMENTS. On or before the Effective Date (except as otherwise provided below), Agent shall have received the following documents, in form and substance satisfactory to it:

          (i) the Guaranty by PN Acquisition in favor of Agent (on behalf of each Lender) in substantially the form of EXHIBIT A attached hereto; -

          (ii) the Security Agreement between PN Acquisition and Agent (on behalf of each Lender) in substantially the form of EXHIBIT B attached hereto (the "PN Acquisition Security Agreement");

          (iii) within ten (10) days after the Effective Date, the Copyright Security Agreement between PN Acquisition and Agent (on behalf of each Lender) in substantially the form of EXHIBIT C attached hereto;

          (iv) within ten (10) days after the Effective Date, the Patent and Trademark Security Agreement between PN Acquisition and Agent (on behalf of each Lender) in substantially the form of EXHIBIT D attached hereto;

          (v) the Amendment to Amended and Restated Stock Pledge Agreement between Holdings and Agent (on behalf of each Lender) in substantially the form of EXHIBIT E attached hereto (the "Amended Holdings Stock Pledge");

          (vi) the consent of each Guarantor, in substantially the form of EXHIBIT F (the "Guarantor Consent"), to the amendments contemplated by this Amendment; and

                                       13.

          (vii) within ten (10) days after the Effective Date, each of the documents required under Section 5.1(o) of the Credit Agreement with respect to the new Subsidiaries of Borrower, Cogent Fiber Services of Georgia and Cogent Communications of California, Inc.

          (c) DOCUMENTS AND ACTION RELATING TO COLLATERAL. On or before the Effective Date (except as otherwise provided below), Agent shall have received the following, in form and substance satisfactory to it:

          (i) UCC Financing Statements for PN Acquisition as required under the PN Acquisition Security Agreement and the other Collateral Documents;

          (ii) Original stock certificates of PN Acquisition pledged to Agent (on behalf of Lenders) pursuant to the Amended Holdings Stock Pledge (together with applicable Stock Power);

          (iii) Within thirty (30) days after the Effective Date, Collateral Access Agreements as required under the PN Acquisition Security Agreement and the other Collateral Documents;

          (iv) Within thirty (30) days after the Effective Date, Account Control Agreements as required under the PN Acquisition Security Agreement and the other Collateral Documents;

          (v) A Representations and Warranties Certificate with all requested information completed by Borrower; and

          (vi) Such other financing statements, searches, certificates, filings, and other documents and instruments, in form reasonably satisfactory to Agent, as Agent may reasonably require to effectuate the purposes of the Loan Documents.

          (d) ADDITIONAL CLOSING DOCUMENTS AND ACTIONS. On or before the Effective Date (except as expressly provided below), Agent shall have received the following, in form and substance satisfactory to it:

          (i) a fully executed copy (or copies) of the PSINet Asset Purchase Documents with respect to the Asset Purchase Transaction, together with the order of the applicable Bankruptcy Court approving such Asset Purchase Transaction;

          (ii) evidence that all (A) authorizations or approvals of any Governmental Authority, and (B) approvals or consents of any other Person, required in connection with the Asset Purchase Transaction and the execution, delivery and performance of this Amendment shall have been obtained;

          (iii) a certificate of a senior officer of Borrower, stating that (A) the representations and warranties contained in Section 4 and in the amendments to the other Loan Documents are true and correct in all material respects on and as of the date of such certificate as though made on and as of the Effective Date and (B) on and as of the Effective Date, after

                                       14.

and giving effect to the amendment of the Credit Agreement contemplated hereby, no Default shall have occurred and be continuing;

          (iv) a certificate of a senior officer of Borrower (i) attaching a true and complete copy of the PSINet Asset Purchase Agreement, (ii) certifying that none of the PSINet Asset Purchase Documents have been altered, amended or otherwise changed or supplemented and that no condition therein or provision thereof has been waived, (iii) certifying that there does not exist (A) any law, order, decree, judgment, ruling or injunction which could restrain or prevent the consummation of the Asset Purchase Transaction in the manner contemplated by the PSINet Asset Purchase Agreement, and (B) any pending or, to the best knowledge of such senior officers, threatened action, suit, investigation or proceeding relating to the Asset Purchase Transaction which seeks or threatens any of the foregoing and (iv) certifying that on the Effective Date the Asset Purchase Transaction will be consummated in accordance with the terms of the PSINet Asset Purchase Documents and in compliance with any applicable Requirement of Law;

          (v) all conditions precedent to the effectiveness of Amendment No. 1 to the Second Amended and Restated Credit Agreement shall have been satisfied in full, as reasonably determined by Agent; and

          (vi) such additional information with respect to the Asset Purchase Transaction as Agent may reasonably request.

          (e) CORPORATE DOCUMENTS. Agent shall have received, in form and substance satisfactory to it:

          (i) a certificate of the Secretary or Assistant Secretary of Borrower, dated the Effective Date, certifying (i) copies of the resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment and the amendments to the other Loan Documents and
(ii) the incumbency, authority and signatures of each officer of Borrower authorized to execute and deliver this Amendment and the amendments to the other Loan Documents; and

          (ii) a certificate of the Secretary or Assistant Secretary of PN Acquisition, dated the Effective Date, certifying (A) copies of the resolutions of the Board of Directors of PN Acquisition authorizing the execution, delivery and performance of the Guaranty and each of the other documents described herein or related thereto to which it is a party, (B) the incumbency, authority and signatures of each officer of PN Acquisition authorized to execute and deliver such documents, and (C) copies of the certificate of incorporation and bylaws of PN Acquisition.

          (f) LEGAL OPINIONS. Agent shall have received (i) the opinion of Friedman, Kaplan, Seiler & Adelman, LLP, counsel to Borrower, Additional Borrower, PN Acquisition and each Guarantor, dated the Effective Date, and (ii) the opinion of Latham & Watkins, special counsel to Holdings, each in form and substance satisfactory to Agent.

          (g) MATERIAL ADVERSE CHANGE. On and as of the Effective Date, there shall have occurred no Material Adverse Change since the date of this Amendment.

                                       15.

          (h) REPRESENTATIONS AND WARRANTIES; NO DEFAULT. On the Effective Date, after giving effect to the amendment of the Credit Agreement contemplated hereby:

          (i) except as otherwise disclosed in writing to Agent and Lenders under that certain disclosure schedule delivered to Lender prior to the Effective Date, the representations and warranties contained in Section 4 and in the other Loan Documents shall be true and correct on and as of the Effective Date as though made on and as of such date; and

          (ii)  no Default shall have occurred and be continuing.

          (i) ADDITIONAL DOCUMENTS. Agent shall have received, in form and substance satisfactory to it, such additional approvals, opinions, documents and other information as Lender may reasonably request.

          SECTION 4  REPRESENTATIONS AND WARRANTIES.

          (a) To induce Agent to enter into this Amendment, Borrower hereby confirms and restates, as of the date hereof, the representations and warranties made by it in Section 4.1 of the Credit Agreement and in the other Loan Documents (except as otherwise disclosed in writing to Agent and Lenders under that certain disclosure schedule delivered to Lender prior to the Effective
Date). For the purposes of this Section 4, (i) each reference in Section 4.1 of the Credit Agreement to "this Agreement," and the words "hereof," "herein," "hereunder," or words of like import in such Section, shall mean and be a reference to the Credit Agreement as amended by this Amendment, and each reference in such Section to "the Loan Documents" shall mean and be a reference to the Loan Documents as amended as contemplated hereby, and (ii), clause (i) shall take into account any amendments to any disclosures made in writing by Borrower and any Guarantor to Agent and each Lender after the Effective Date and approved by Agent (on behalf of each Lender).

          (b) Borrower further represents and warrants to Agent and Lenders that as of the date hereof: (A) the PSINet Asset Purchase Documents have not been altered, amended or otherwise changed or supplemented in any material respect and no material condition therein or material provision thereof has been waived;
(B) the PSINet Asset Purchase Documents are in full force and effect and are legal, valid and binding obligations of each party thereto enforceable against each such party in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditor's rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law); (C) all representations and warranties of the Borrower in the PSINet Asset Purchase Documents are true and correct in all material respects as of each date made or deemed made; (D) to the Borrower's knowledge, all representations and warranties of PSINet in the PSINet Asset Purchase Documents are true and correct in all material respects as of each date made or deemed made; and (E) the assets purchased under the PSINet Asset Purchase Agreement are free and clear of any and all liens, security interests, encumbrance and other interests.

                                       16.

          SECTION 5 MISCELLANEOUS.

          (a) CREDIT AGREEMENT OTHERWISE NOT AFFECTED. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. Agent's execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith (collectively, the "Amendment Documents") shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future.

          (b) NO RELIANCE. Borrower hereby acknowledges and confirms to Agent that Borrower is executing this Amendment and the other Amendment Documents on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

          (c) COSTS AND EXPENSES. Borrower agrees to pay to Agent on demand the reasonable out-of-pocket costs and expenses of Agent, and the reasonable fees and disbursements of counsel to Lender, in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.

          (d) BINDING EFFECT. This Amendment shall be binding upon, inure to the benefit of and be enforceable by Borrower, Agent, Additional Borrower, Holdings and their respective successors and assigns.

          (e) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          (f) COMPLETE AGREEMENT; AMENDMENTS. This Amendment, together with the other Amendment Documents and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto and thereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto. This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of Section 8.1 of the Credit Agreement.

          (g) SEVERABILITY. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provision in any other jurisdiction.

          (h) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so

                                       17.

executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          (i) INTERPRETATION. This Amendment and the other Amendment Documents are the result of negotiations between and have been reviewed by counsel to Agent, Borrower and other parties, and are the product of all parties hereto. Accordingly, this Amendment and the other Amendment Documents shall not be construed against Agent or any Lender merely because of Agent's involvement in the preparation thereof.

          (j) LOAN DOCUMENTS. This Amendment and the other Amendment Documents shall constitute Loan Documents.

          [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

                                       18.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

                                   Cogent Communications, Inc.

                                   By
                                       ----------------------------------
                                       Title:


                                   Cogent Communications Group, Inc.

                                   By
                                       ----------------------------------
                                       Title:


                                   Cogent Internet, Inc.

                                   By
                                       ----------------------------------
                                       Title:



                                   Cisco Systems Capital Corporation

                                   By
                                       ----------------------------------
                                       Title:

                                       19.

                                    EXHIBIT A
       to Amendment No. 2 to Second Amended and Restated Credit Agreement

                             PN ACQUISITION GUARANTY

                                [TO BE PROVIDED]

                                    EXHIBIT B
       to Amendment No. 2 to Second Amended and Restated Credit Agreement

                        PN ACQUISITION SECURITY AGREEMENT

                                [TO BE PROVIDED]

                                    EXHIBIT C
       to Amendment No. 2 to Second Amended and Restated Credit Agreement

                   PN ACQUISITION COPYRIGHT SECURITY AGREEMENT

                                [TO BE PROVIDED]

                                    EXHIBIT D
       to Amendment No. 2 to Second Amended and Restated Credit Agreement

             PN ACQUISITION PATENT AND TRADEMARK SECURITY AGREEMENT

                                [TO BE PROVIDED]

                                    EXHIBIT E
       to Amendment No. 2 to Second Amended and Restated Credit Agreement

                 AMENDMENT TO AMENDED AND RESTATED STOCK PLEDGE

                                [TO BE PROVIDED]

                                    EXHIBIT F
       to Amendment No. 2 to Second Amended and Restated Credit Agreement

                       CONSENT AND AGREEMENT OF GUARANTORS

          Each of the undersigned, in its capacity as guarantor, acknowledges that its consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to any documents and agreements referred to therein and to all future modifications and amendments thereto (subject to the terms of the Guaranty ("Guaranty"), executed by each of the undersigned in favor of Cisco Systems Capital Corporation ("CSCC") (as such Continuing Guaranty may be amended from time to time)), and any termination thereof, and to any and all other present and future documents and agreements by or between Cogent Communications, Inc. and CSCC. Nothing herein shall in any way limit any of the terms or provisions of such Guaranty of the undersigned or any other document or agreement executed by the undersigned in CSCC's favor (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects. Each Guarantor further acknowledges and agrees that all of the obligations guaranteed under its Guaranty constitute "Designated Senior Debt" for purposes of the Indenture between Allied Riser Communications Corporation and Wilmington Trust Company dated June 28, 2000, as the same may be amended from time to time by any amendment or supplemental indenture, and each Guaranty is hereby amended to reflect such acknowledgment and agreement.

                                       GUARANTORS:

                                       Cogent Communications, Inc.

                                       By
                                             -----------------------------------
                                             Title:


                                       Cogent Communications Group, Inc.

                                       By
                                             -----------------------------------
                                             Title:


                                       Cogent Internet, Inc.

                                       By

                                             -----------------------------------
                                             Title:


                                       Allied Riser Communications Corporation

                                       By
                                             -----------------------------------
                                             Title:

                                      F-1